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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): JANUARY 23, 2002



                        NEW PLAN EXCEL REALTY TRUST, INC.
             (Exact name of registrant as specified in its charter)




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
               MARYLAND                                 1-12244                              33-0160389
     (State or other jurisdiction                     (Commission                           (IRS Employer
           of incorporation)                          File Number)                      Identification Number)
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
  1120 AVENUE OF THE AMERICAS, 12TH FLOOR
                  NEW YORK, NEW YORK                                                           10036
   (Address of principal executive offices)                                                 (Zip Code)
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               Registrant's telephone number, including area code:
                                 (212) 869-3000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS

        On January 23, 2002, the company entered into an Underwriting Agreement with Salomon Smith Barney Inc., Legg Mason Wood Walker Incorporated and McDonald Investments Inc., as underwriters, relating to the proposed underwritten public offering of 6,000,000 shares of the company's common stock. The underwriters also may purchase up to an additional 900,000 shares of the company's common stock to cover related over-allotments. The closing of this offering is expected to occur on January 29, 2002. A copy of the underwriting agreement relating to the underwritten public offering is filed as an exhibit to this report.

        The company expects that the net proceeds from this offering (approximately $104.9 million) will be used to pay for a portion of a portfolio of community and neighborhood shopping centers for which the company entered into a definitive agreement to acquire on January 13, 2002, which acquisition is expected to be completed before the end of the first quarter of 2002. That acquisition, however, is subject to certain closing conditions, and there can be no assurance that it will be completed.


ITEM 7. EXHIBITS

        The following exhibits are filed as part of this report, and are expressly incorporated herein by reference:

1.1 Underwriting Agreement, dated as of January 23, 2002, by and among New Plan Excel Realty Trust, Inc., Salomon Smith Barney Inc., Legg Mason Wood Walker Incorporated and McDonald Investments Inc. (the "Underwriting Agreement")

5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the shares related to the Underwriting Agreement

8.1     Opinion of Hogan & Hartson L.L.P. regarding certain tax matters

23.1    Consent of Hogan & Hartson L.L.P. (included in its opinion filed as
        Exhibit 5.1)

23.2    Consent of Hogan & Hartson L.L.P. (included in its opinion filed as
        Exhibit 8.1)




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               NEW PLAN EXCEL REALTY TRUST, INC.


Date: January 25, 2002         By: /s/ STEVEN F. SIEGEL
                                 ----------------------------------------------
                                Steven F. Siegel
                                Senior Vice President, General Counsel
                                  and Secretary





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                                 EXHIBIT INDEX

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
Exhibit                         Document
-------                         --------
1.1 Underwriting Agreement, dated as of January 23, 2002, by and among New Plan Excel Realty Trust, Inc., Salomon Smith Barney Inc., Legg Mason Wood Walker Incorporated and McDonald Investments Inc.

5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the shares related to the Underwriting Agreement

8.1     Opinion of Hogan & Hartson L.L.P. regarding certain tax matters

23.1    Consent of Hogan & Hartson L.L.P. (included in its opinion filed as
        Exhibit 5.1)

23.2    Consent of Hogan & Hartson L.L.P. (included in its opinion filed as
        Exhibit 8.1)
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